Summary Prospectus
Managers Frontier Small Cap Growth Fund
Investor Class: MSSVX	Service Class: MSSCX	Institutional Class: MSSYX

March 1, 2013
(as revised December 18, 2013)

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.managersinvest.com/prospectus_annual_reports. You can also get this information at no cost by calling 800/835-3879 or by sending an e-mail request to shareholderservices@managersinvest.com. The current prospectus, dated March 1, 2013, and statement of additional information, dated March 1, 2013, as supplemented December 18, 2013 are incorporated by reference into this summary prospectus.
Investment Objective
The Managers Frontier Small Cap Growth Fund's (the “Fund”) investment objective is to achieve long-term capital appreciation.
Fees and Expenses of the Fund
The table below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Service Class	Institutional Class
Management Fee	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.40%	0.40%	0.15%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[1]	1.66%	1.41%	1.16%
Fee Waiver and Expense Reimbursements[2]	(0.10)%	(0.10)%	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[1]	1.56%	1.31%	1.06%
1The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of the Fund’s Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired funds.
2Managers Investment Group LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2014 to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 1.05% of the Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances. Under such arrangement, if the maximum amount of shareholder servicing fees and distribution and service (12b-1) fees were charged to the classes under the current applicable plans, the total annual fund operating expenses (excluding the other items noted in the parenthetical above) of the Investor Class, Service Class, and Institutional Class would be 1.55%, 1.30% and 1.05%, respectively, of the average daily net assets of such classes. The contractual expense limitation may only be terminated upon termination of the Fund’s investment advisory agreement with the Investment Manager or by mutual agreement between the Investment Manager and the Fund’s Board of Trustees.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through March 1, 2014. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Class	$159	$514	$893	$1,957
Service Class	$133	$436	$762	$1,682
Institutional Class	$108	$359	$629	$1,400
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in stocks of U.S. small-capitalization companies. Frontier Capital Management Co., LLC, the Subadvisor of the Fund, generally considers a company to be a small-capitalization company if, at the time of purchase, its market capitalization is within the range of capitalizations of companies in the Russell 2000 Index, the S&P SmallCap 600 Index, or the Dow Jones U.S. Small Cap Total Stock Market Index. As of May 31, 2012, the date of the latest reconstitution of the Russell 2000® Index, the range of market capitalizations was $101 million to $2.6 billion. As of December 24, 2012, the date of the last rebalancing of the Dow Jones U.S. Small Cap Total Stock Market Index, the range of market capitalizations was $686 million to $4.85 billion. As of December 26, 2012, the date of the last rebalancing of the S&P SmallCap 600 Index, the range of market capitalizations was $44 million to $3.69 billion. These figures may fluctuate as market conditions change and during periods of

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Managers Frontier Small Cap Growth Fund SUMMARY PROSPECTUS

increased market volatility. The Fund may retain securities that it already has purchased even if the company drops below or outgrows the capitalization range. The Fund primarily invests in common stocks and may invest in stocks that are traded in the over-the-counter (OTC) market.
Frontier utilizes and draws support from its entire team of investment professionals to identify opportunities and conduct fundamental research. Through fundamental bottom-up research Frontier seeks long-term capital appreciation by investing in small-capitalization companies that it believes have above-average earnings growth potential and are available at reasonable valuations.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund.
Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.
Liquidity Risk—particular investments, such as illiquid securities, may not be able to be sold at the price the Fund would like or the Fund may have to sell them at a loss. Investments in securities that trade in the over-the-counter market tend to involve greater liquidity risk.
Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions. Equity investments generally have greater volatility than fixed income investments.
Small-Capitalization Stock Risk—the stocks of small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of two broad-based securities market indices. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain updated performance information please visit or call 800.835.3879.
The performance information shown for the Fund’s Service Class shares (formerly shares of Managers Small Cap Fund’s sole share class, which were reclassified and redesignated as Service Class shares effective January 1, 2010) includes historical performance of the Fund for periods prior to September 14, 2009. To obtain updated performance information please visit www.managersinvest.com or call 800.835.3879.
Calendar Year Total Returns as of 12/31/12 (Service Class)
Best Quarter: 24.80% (2nd Quarter 2003)
Worst Quarter: -24.25% (4th Quarter 2008)
Average Annual Total Returns as of 12/31/12
Managers Frontier Small Cap Growth Fund	1 Year	5 Years	10 Years	Since Inception
Investor Class Return Before Taxes				1/1/10
	12.62%	—	—	10.45%
Service Class Return Before Taxes	12.91%	3.16%	9.90%	—
Service Class Return After Taxes on Distributions	12.91%	3.16%	9.90%	—
Service Class Return After Taxes on Distributions and Sale of Fund Shares	8.39%	2.71%	8.85%	—
Institutional Class Return Before Taxes				1/1/10
	13.14%	—	—	10.93%
Russell 2000® Growth Index (reflects no deduction for fees, expenses, or taxes)				1/1/10
	14.59%	3.49%	9.80%	12.81%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Service Class shares only, and after-tax returns for Investor Class and Institutional Class shares.
Portfolio Management
Investment Manager
Managers Investment Group LLC
Subadvisor
Frontier Capital Management Co., LLC ("Frontier")
Portfolio Managers
James A. Colgan
Senior Vice President, Frontier; Portfolio Manager of the Fund since 09/09.

2	Managers Investment Group

Managers Frontier Small Cap Growth Fund SUMMARY PROSPECTUS

G. Michael Novak, Jr.
Senior Vice President, Frontier; Portfolio Manager of the Fund since 09/09.
Buying and Selling Fund Shares
Subject to the investment minimums described below, purchases of Fund shares are limited to shareholders of the Fund as of the close of business of the Fund on June 30, 2011, including shareholders who held an account directly with the Fund and those shareholders of the Fund as of the close of business on June 30, 2011, who were invested in the Fund through a financial intermediary account, a financial platform, a defined contribution plan, a defined benefit plan or the ManagersChoice® program or other asset allocation program.
Initial Investment Minimum
Investor Class
Regular Account: $2,000
Individual Retirement Account: $1,000
Service Class
Regular Account: $100,000
Individual Retirement Account: $10,000
Institutional Class
Regular Account: $1,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Investor Class and Service Class (all accounts): $100
Institutional Class (all accounts): $1,000
Transaction Policies
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the
Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.managersinvest.com, or by bank wire (if bank wire instructions are on file for your account).
Managers
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Fund as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in the Fund) from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Managers Investment Group	3

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